EXHIBIT 4.57

              CENTRAL VERMONT PUBLIC SERVICE CORPORATION

                 Forty-First Supplemental Indenture

                     Dated as of July 19, 1999

                               and

   Resolutions Establishing Series PP (Millstone) Bonds, Series QQ
                       (Seabrook) Bonds and

   Series RR (East Barnet) Bonds and Matters Connected Therewith

                       Adopted July 19, 1999


                       RECORDING INFORMATION

___________________________________ Town Clerk's Office - Received
this Supplemental Indenture for record on the _________ day of ______________, 19__, at ______ o'clock, __.M., and filed the bound copy as Book ____________ in accordance with T 24 VSA, Section 1155, and cross-indexed in the Land Records in Book ________ at Page _____.

                                 Attest:__________________________
                                               Town Clerk

     THIS SUPPLEMENTAL INDENTURE, dated as of July 19, 1999, by and between CENTRAL VERMONT PUBLIC SERVICE CORPORATION, a corporation duly organized and existing under the laws of the State of Vermont, having offices at 77 Grove Street, Rutland, Vermont 05701 (hereinafter generally referred to as the Company), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, having offices at 2 Avenue Lafayette, Boston, Massachusetts 02111 (hereinafter generally referred to as the Trustee), as the second successor trustee under said Indenture of Mortgage,

     WITNESSETH that:

     WHEREAS the Company heretofore duly executed and delivered to Old Colony Trust Company, as Trustee, or to its successor as trustee, an Indenture of Mortgage (hereinafter generally referred to as the Original Indenture), dated as of October 1, 1929, but actually executed on October 24, 1929 (the Original Indenture, with all indentures supplemental thereto as therein provided, being hereinafter generally referred to as the Mortgage), Liber 150 of Mortgages, Page 51, Grafton County (New Hampshire) Registry of Deeds, Liber 616, Folio 484, Sullivan County (New Hampshire) Records, Vol. 234, Page 531, in the Office of the Secretary of State of Connecticut, in the Office of the City Clerk of Rutland, Vermont, in the offices of the clerks of certain other counties, towns and cities in the State of Vermont and in the States of New Hampshire, Maine, Connecticut and New York, and in the Office of the Secretary of State of the State of Vermont, to which Original Indenture this instrument is supplemental, and forty duly recorded indentures supplemental thereto and in modification and confirmation thereof, whereby all the properties of the Company, whether owned at the time of the execution thereof or thereafter acquired, with certain exceptions and reservations therein fully set forth, were granted, assigned, transferred, mortgaged and pledged to the Trustee, in trust upon the terms and conditions set forth therein, to secure bonds of the Company issued and to be issued in accordance with the terms of the Mortgage and for other purposes more particularly set forth therein; and

     WHEREAS on January 4, 1971, Old Colony Trust Company was merged into The First National Bank of Boston which thereupon succeeded to the trusts under the Mortgage; and

     WHEREAS on September 29, 1995, The First National Bank of Boston sold substantially all its corporate trust business and assets to State Street Bank and Trust Company which thereupon commenced to act as Trustee under the Mortgage (hereinafter referred to as the Succession); and

     WHEREAS as of December 29, 1997, the Company, The First National Bank of Boston and the Trustee executed and delivered the Thirty-Ninth Supplemental Indenture confirming the Succession and making certain representations and agreements with respect thereto; and

     WHEREAS in order to comply with the obligations of the Company in
Section 12 of Article III and elsewhere in the Original Indenture, and the provisions of said section and of Section 1 of Article XVI of the Original Indenture, it is desirable and the Company is required and has duly and lawfully determined, at the request of the Trustee, to execute and deliver this instrument for the purpose of complying with said obligations and provisions; and

     WHEREAS the Company has caused to be paid or redeemed all bonds issued under the Mortgage other than those now outstanding as described below and has caused to be paid or redeemed or has otherwise discharged the underlying bonds of its predecessor corporations described in the Original Indenture and the mortgages securing the same; and the Company has also issued and there are outstanding on the date of delivery hereof $76,500,000 in principal amount of First Mortgage Bonds, Series FF, GG, HH, JJ, LL, MM, NN and OO and the Company proposes to issue under the Mortgage $5,133,562.00 in aggregate principal amount of additional First Mortgage Bonds, Series PP (Millstone), due no later than December 16, 2015 (herein referred to as the bonds of Series PP), $5,788,750.00 in aggregate principal amount of additional First Mortgage Bonds, Series QQ (Seabrook), due no later than December 16, 2009 (herein referred to as the bonds of Series QQ), and $6,015,275.35 in aggregate principal amount of additional First Mortgage Bonds, Series RR (East Barnet), due no later than December 16, 2013 (herein referred to as the bonds of Series RR), which series (subject to the restrictions and provisions contained in the Mortgage) are limited to such aggregate principal amount; and

     WHEREAS this Supplemental Indenture has been duly and legally authorized by the Board of Directors of the Company, and the use of terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture as heretofore and hereby supplemented, modified and confirmed; and

     WHEREAS the bonds of Series PP, Series QQ and Series RR and the Trustee's certificate thereon are to be substantially in the respective forms set forth in resolutions (a certified copy of which is on file with the Trustee) of the Board of Directors of the Company designating and authorizing the bonds of Series PP, Series QQ and Series RR, and the bonds of Series PP, Series QQ and Series RR are to be redeemable as set forth in said forms of bonds of Series PP, Series QQ and Series RR;

     NOW THEREFORE, in confirmation of and supplementing the Mortgage and pursuant to, in compliance with, and in execution of, the powers, authorities and obligations conferred, imposed and reserved therein and every other power, authority and obligation appertaining thereto, in consideration of the premises, and of the sum of one dollar to it duly paid by said State Street Bank and Trust Company and of other good and valuable consideration, the receipt whereof is hereby acknowledged, said Central Vermont Public Service Corporation has given, granted, bargained, sold, transferred, assigned, pledged, mortgaged, warranted, conveyed and confirmed to the Trustee, and by these presents does give, grant, bargain, sell, transfer, assign, pledge, mortgage, warrant, convey and confirm, unto said State Street Bank and Trust Company as Trustee as aforesaid, and its successor or successors in the trusts under the Mortgage and hereunder, and its and their assigns, (a) all and singular the plants, rights, permits, franchises, privileges, easements and property, real, personal and mixed, described in the Original Indenture and each of the preceding Supplemental Indentures, and thereby or otherwise thereunder conveyed, pledged, assigned, transferred and mortgaged, or intended so to be (said descriptions in the Original Indenture and each of the preceding Supplemental Indentures being hereby made a part hereof to the same extent as if set forth herein at length), whether then or now owned or thereafter or hereafter acquired, except such of said properties or interests therein as may have been released by the Trustee or any previous trustee under the Mortgage or sold or disposed of in whole or in part as permitted by the provisions of the Original Indenture as heretofore supplemented and amended and (b) also, but without in any way limiting the generality of the foregoing, all of the right, title and interest of the Company in and to the franchises, rights, titles, interests, easements and properties described in Schedule A hereto attached and hereby made a part hereof as fully as if set forth herein at length.

Subject, however, as to all of the foregoing, to the specific rights, privileges, liens, encumbrances, restrictions, conditions, limitations, covenants, interests, reservations, exceptions and otherwise as provided in the Original Indenture and preceding Supplemental Indentures, and in the descriptions in the schedules thereto and hereto and in the deeds or grants in said schedules referred to.

     BUT SPECIFICALLY RESERVING AND EXCEPTING (as the same were reserved and excepted from the lien of the Original Indenture and all preceding Supplemental Indentures) from this instrument and the grant, conveyance, mortgage, transfer and assignment herein contained (1) all right, title and interest of the Company, now owned or hereafter acquired, in and to the properties and rights specified in subclauses
(a) and (c), both inclusive, of the granting clauses on page 11 of the Original Indenture, and (2) (as the same, pursuant to the provisions of Section 18(b) of Article 2 of the Fifth Supplemental Indenture, dated as of February 1, 1945, were reserved from the lien of the Original Indenture and the preceding Supplemental Indentures) all telephone properties, whether heretofore or now owned or hereafter acquired by the Company.

     TO HAVE AND TO HOLD all said property hereby conveyed, assigned, pledged or mortgaged, or intended so to be, together with the rents, issues and profits thereof, as well as all such after-acquired property, unto the Trustee, its successor or successors in the trusts under the Mortgage and hereunder and its and their assigns forever;

     BUT IN TRUST, NEVERTHELESS, under and subject to the provisions and conditions, with all the powers and authority and for the trusts and purposes, herein and in the Mortgage set forth, (1) for the equal and proportionate benefit and security (except as provided in Section 3 of Article III and elsewhere in the Original Indenture as heretofore and hereby supplemented, modified and confirmed) of the holders of all bonds and interest coupons heretofore, now and hereafter issued under the Mortgage and from time to time outstanding, pursuant to the provisions thereof, and for the enforcement of the payment of said bonds and coupons when payable, and the performance of and compliance with the covenants and conditions of the Mortgage, without (except as aforesaid) any preference, distinction or priority as to lien or otherwise of any bond or coupon over any other bond or coupon by reason of the difference in the series or time of the actual issue, sale or negotiation thereof, or for any other reason whatsoever, so that each and every bond heretofore, now or hereafter issued under the Mortgage shall have the same lien, and so that the interest and principal of every such bond shall, subject to the terms of the Original Indenture, be equally and proportionately secured thereby and hereby, as if it had been made, executed, delivered, sold and negotiated simultaneously with the execution and delivery of the Original Indenture; and (2) subject to the covenants, agreements, rights, privileges, immunities, trusts and duties set forth in the Original Indenture, as heretofore supplemented, modified and confirmed, and in this Supplemental Indenture.

     AND IT IS HEREBY COVENANTED, DECLARED AND AGREED, upon the trusts and for the purposes aforesaid, as set forth in this, following covenants, agreements, conditions and provisions:

ARTICLE 1.
CERTAIN TERMS OF THE BONDS OF SERIES PP, SERIES QQ AND SERIES RR
SECTION 1.
(a) The bonds of Series PP are issued to secure the payment of all of the obligations and liabilities of the Company (the Millstone Obligations) under the Amended and Restated Reimbursement Agreement, dated as of September 24, 1992, between the Company and The Toronto Dominion Bank (the Bank) (as amended, restated, supplemented or otherwise modified from time to time, the Millstone Reimbursement Agreement, and including any replacement or successor reimbursement agreement entered by the Company through December 1, 2015), in connection with the issuance by the Bank (or its successor or assignee or any replacement issuer) of the Letter of Credit (as defined in the Millstone Reimbursement Agreement, the Millstone Letter of Credit) which secures the Company's obligations pursuant to the Connecticut Development Authority Floating Rate Monthly Demand Millstone Pollution Control Revenue Bonds (Central Vermont Public Service Corporation - 1985 Series), due December 1, 2015. The bonds of Series PP will be registered in the name of the Bank and will be transferable to any successor or assignee of the Bank in connection with the transfer of all of the Bank's right, title and interest in, to and under the Millstone Reimbursement Agreement, or to any issuer of any replacement or successor Millstone Letter of Credit, or to the Company. The Trustee shall be fully protected in registering the transfer of the bonds of Series PP in accordance with the written directions from the Bank or its registered transferee.

(b) The bonds of Series QQ are issued to secure the payment of all of the obligations and liabilities of the Company (the Seabrook Obligations) under the Letter of Credit and Reimbursement Agreement, dated as of November 1, 1994, between the Company and the Bank (as amended, restated, supplemented or otherwise modified from time to time, the Seabrook Reimbursement Agreement, and including any replacement or successor reimbursement agreement entered by the Company through December 1, 2009), in connection with the issuance by the Bank (or its successor or assignee or any replacement issuer) of the Letter of Credit (as defined in the Seabrook Reimbursement Agreement, the Seabrook Letter of Credit) which secures the Company's obligations pursuant to the New Hampshire Industrial Development Authority Demand Pollution Control Revenue Bonds (Central Vermont Public Service Corporation Project), due December 1, 2009. The bonds of Series QQ will be registered in the name of the Bank and will be transferable to any successor or assignee of the Bank in connection with the transfer of all of the Bank's right, title and interest in, to and under the Seabrook Reimbursement Agreement, or to any issuer of any replacement or successor Seabrook Letter of Credit, or to the Company. The Trustee shall be fully protected in registering the transfer of the bonds of Series QQ in accordance with the written directions from the Bank or its registered transferee.

(c) The bonds of Series RR are issued to secure the payment of all of the obligations and liabilities of the Company (the East Barnet Obligations and, collectively with the Millstone Obligations and the Seabrook Obligations, the Obligations) under the Guaranty, dated as of April 29, 1993 (the Guaranty), made by the Company in favor of the Bank, in connection with (i) the Reimbursement Agreement, dated as of April 29, 1993, between Central Vermont Public Service Corporation - East Barnet Hydroelectric, Inc. (East Barnet) and the Bank (as amended, restated, supplemented or otherwise modified from time to time, the East Barnet Reimbursement Agreement, and including any replacement or successor reimbursement agreement entered by East Barnet through December 1, 2013) and (ii) the issuance by the Bank (or its successor or assignee or any replacement issuer) of the Letter of Credit (as defined in the East Barnet Reimbursement Agreement, the East Barnet Letter of Credit) which secures the obligations of East Barnet and the Company pursuant to the Vermont Industrial Development Authority Floating Rate Monthly Demand Hydroelectric Revenue Bonds (Central Vermont Public Service Corporation - East Barnet Project), due December 1, 2013. The bonds of Series RR will be registered in the name of the Bank and will be transferable to any successor or assignee of the Bank in connection with the transfer of all of the Bank's right, title and interest in, to and under the East Barnet Reimbursement Agreement and the Guaranty, or to any issuer of any replacement or successor East Barnet Letter of Credit, or to the Company. The Trustee shall be fully protected in registering the transfer of the bonds of Series RR in accordance with the written directions from the Bank or its registered transferee.

SECTION 2.
(a) The bonds of Series PP shall mature upon the irrevocable and indefeasible satisfaction in full by or on behalf of the Company of the Millstone Obligations and the expiration or termination of the Millstone Letter of Credit (including any replacement thereof or successor thereto) in accordance with its terms. The obligation of the Company to make payments with respect to the bonds of Series PP shall be satisfied and discharged to the extent the Company shall have irrevocably and indefeasibly satisfied and discharged in full the Millstone Obligations. The Trustee may conclusively presume that no Event of Default (as defined in the Millstone Reimbursement Agreement) has occurred and no amounts are due under the bonds of Series PP unless and until the Trustee shall have received from the Bank a written notice of the occurrence of an Event of Default (as defined in the Millstone Reimbursement Agreement) or a written demand from the Bank (which notice or demand has not been subsequently rescinded or revoked by the Bank) as described in the form of bond. Upon the release of the bonds of Series PP to the Trustee by the Bank and written affirmation from the Company to the Trustee that no replacement or successor Millstone Letter of Credit shall be entitled to the benefits of the bonds of Series PP, the Trustee shall cancel and destroy such bonds, and the bonds of such Series PP shall be deemed to have been paid in full and shall cease to be entitled to the lien of the Mortgage.

(b) The bonds of Series QQ shall mature upon the irrevocable and indefeasible satisfaction in full by or on behalf of the Company of the Seabrook Obligations and the expiration or termination of the Seabrook Letter of Credit (including any replacement thereof or successor thereto) in accordance with its terms. The obligation of the Company to make payments with respect to the bonds of Series QQ shall be satisfied and discharged to the extent the Company shall have irrevocably and indefeasibly satisfied and discharged in full the Seabrook Obligations. The Trustee may conclusively presume that no Event of Default (as defined in the Millstone Reimbursement Agreement) has occurred and no amounts are due under the bonds of Series QQ unless and until the Trustee shall have received from the Bank a written notice of the occurrence of an Event of Default (as defined in the Seabrook Reimbursement Agreement) or a written demand from the Bank (which notice or demand has not been subsequently rescinded or revoked by the Bank) as described in the form of bond. Upon the release of the bonds of Series QQ to the Trustee by the Bank and written affirmation from the Company to the Trustee that no replacement or successor Seabrook Letter of Credit shall be entitled to the benefits of the bonds of Series QQ, the Trustee shall cancel and destroy such bonds, and the bonds of such Series QQ shall be deemed to have been paid in full and shall cease to be entitled to the lien of the Mortgage.

(c) The bonds of Series RR shall mature upon the irrevocable and indefeasible satisfaction in full by or on behalf of the Company of the East Barnet Obligations and the expiration or termination of the East Barnet Letter of Credit (including any replacement thereof or successor thereto) in accordance with its terms. The obligation of the Company to make payments with respect to the bonds of Series RR shall be satisfied and discharged to the extent the Company shall have irrevocably and indefeasibly satisfied and discharged in full the East Barnet Obligations. The Trustee may conclusively presume that no Event of Default (as defined in the Millstone Reimbursement Agreement) has occurred and no amounts are due under the bonds of Series RR unless and until the Trustee shall have received from the Bank a written notice of the occurrence of an Event of Default (as defined in the East Barnet Reimbursement Agreement) and a written demand on the Guaranty or a written demand from the Bank (which notice or demand has not been subsequently rescinded or revoked by the Bank) as described in the form of bond. Upon the release of the bonds of Series RR to the Trustee by the Bank and written affirmation from the Company to the Trustee that no replacement or successor East Barnet Letter of Credit shall be entitled to the benefits of the bonds of Series RR, the Trustee shall cancel and destroy such bonds, and the bonds of such Series RR shall be deemed to have been paid in full and shall cease to be entitled to the lien of the Mortgage.

SECTION 3. The bonds of Series PP, Series QQ and Series RR shall bear interest at the same rates as the Obligations that such bonds secure, which may provide for interest at floating interest rates on overdue amounts and other costs and expenses.

SECTION 4. The bonds of Series PP, Series QQ and Series RR shall not be redeemable prior to maturity except as set forth in the forms of bond of such Series.

SECTION 5. Notwithstanding any provisions of the Mortgage or the bonds of Series PP, Series QQ or Series RR, all payments on the bonds of Series PP, Series QQ and Series RR shall be made directly to each registered holder of such bonds, or its nominee, at such address as may from time to time be furnished by such holder in writing without surrender or presentation of such bonds of Series PP, Series QQ or Series RR, as the case may be, to the Trustee (except in the case of payment or redemption of any bond of Series PP, Series QQ or Series RR in whole) and with respect to each such original holder or subsequent holder such payments shall be made in accordance with the provisions of any written agreement between such original holder and the Company which shall have been communicated and consented to by the Trustee. The Trustee hereby consents to the method of payment described in the letter agreement, dated July 22, 1999, between the Company and the Bank.

ARTICLE 2.
MISCELLANEOUS PROVISIONS.

SECTION 1. The Trustee hereby confirms its approval, previously given, of the designation "First Mortgage Bonds, Series PP (Millstone)" for the bonds of said Series PP, the designation "First Mortgage Bonds, Series QQ (Seabrook)" for the bonds of said Series QQ, and the designation "First Mortgage Bonds, Series RR (East Barnet)" for the bonds of said Series RR.

SECTION 2. The Trustee shall be entitled to, may exercise and shall be protected by, where and to the full extent that the same are applicable, all the rights, powers, privileges, immunities and exemptions provided in the Mortgage as if the provisions concerning the same were incorporated herein at length. The Trustee under the Mortgage shall ex officio be Trustee hereunder. The recitals and statements in this Supplemental Indenture and in the bonds shall be taken as statements by the Company alone, and shall not be considered as made by or as imposing any obligation or liability upon the Trustee, nor shall the Trustee be held responsible for the legality or validity of this Supplemental Indenture or of the bonds, and the Trustee makes no covenants or representations, and shall not be responsible, as to and for the effect, authorization, execution, delivery or recording of this Supplemental Indenture.

SECTION 3. This Supplemental Indenture shall become void when the Original Indenture as heretofore supplemented and amended shall be void.

SECTION 4. The Mortgage as supplemented hereby is ratified and confirmed in all respects.

SECTION 5. If and to the extent that any provision of this Supplemental Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust
Indenture Act of 1939, as amended, through operation of Section
318(c), such imposed duties shall control.

SECTION 6. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.
     IN WITNESS WHEREOF, said CENTRAL VERMONT PUBLIC SERVICE CORPORATION has caused this instrument to be signed, and its corporate seal attested by its Secretary to be hereunto affixed, by Francis J. Boyle, its Senior Vice President, Chief Financial Officer, Treasurer and Agent in that behalf duly authorized, and said STATE STREET BANK AND TRUST COMPANY has caused this instrument to be executed in its corporate name and its corporate seal to be hereto affixed by Laura S. Cawley, its Assistant Vice President, all as of the day and year first above written.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:  FRANCIS J. BOYLE
     FRANCIS J. BOYLE
Its:  Senior Vice President, Chief Financial Officer,
      Treasurer and Agent

Attest:

JOSEPH M. KRAUS
JOSEPH M. KRAUS
Its: Secretary


Signed, sealed and delivered                          (Corporate Seal)
behalf of Central Vermont Public
Service Corporation in the presence
of:

KIMBERLY A. PRITCHARD
KIMBERLY A. PRITCHARD


PATRICIA C. MITIGUY
PATRICIA C. MITIGUY

STATE STREET BANK AND TRUST COMPANY
as Trustee as aforesaid,

By:  LAURA S. CAWLEY
     LAURA S. CAWLEY
Its: Assistant Vice President

                                                      (Corporate Seal)

Signed, sealed and delivered
on behalf of State Street Bank and
Trust Company in the presence of:

PETER M. MURPHY
PETER M. MURPHY

ELIZABETH BOYCE
ELIZABETH BOYCE
STATE OF VERMONT          )
                          ) ss.
COUNTY OF RUTLAND         )


     On this 28th day of July, A.D. 1999, before me, a Notary Public in and for said State, duly commissioned and acting as such, personally came Francis J. Boyle, Senior Vice President, Chief Financial Officer, Treasurer and Agent of said Central Vermont Public Service Corporation, to me personally known and known to me to be one of the persons named in and who executed the foregoing instrument, and who being duly sworn by me did depose and say: that he resides in Rutland Town, Vermont; that he is Treasurer and agent duly authorized of Central Vermont Public Service Corporation, a Vermont corporation and the Corporation described in and which executed the above instrument as party of the first part; that he knows the seal of said Corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order and authority of the Board of Directors of said Corporation, and that he signed his name thereto by like order and authority, and he acknowledged and declared that he executed the foregoing instrument and affixed the seal of said Central Vermont Public Service Corporation thereto as its Agent by order and authority of the Board of Directors of said Corporation, and acknowledged the same to be his free act and deed in said capacity, and the free act and deed of said Corporation in said capacity.

     WITNESS my hand and official seal the day and year aforesaid.

BONNIE L. O'ROURKE
BONNIE L. O'ROURKE
Notary Public

My commission expires February 10, 2003

(Notarial Seal)



COMMONWEALTH OF MASSACHUSETTS  )
                               ) ss.
COUNTY OF SUFFOLK              )


     On this 26th day of July, A.D. 1999, before me, a Notary Public in and for said Commonwealth, duly commissioned and acting as such, personally came Laura S. Cawley, Assistant Vice President of State Street Bank and Trust Company, to me personally known and known to me to be one of the persons named in and who executed the foregoing instrument, and who being duly sworn by me did depose and say: that she resides in the Town of Hingham, Massachusetts, that she is the Assistant Vice President and agent duly authorized of State Street Bank and Trust Company, the trust company described in and which executed the above instrument as party of the second part; that she knows the seal of said trust company; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order and authority of the Board of Directors of said trust company, and that she signed her name thereto by like order and authority, and she acknowledged and declared that she executed the foregoing instrument and affixed the seal of said trust company thereto as its Agent by order and authority of the Board of Directors of said trust company, and acknowledged the same to be her free act and deed in said capacity, and the free act and deed of said trust company in said capacity. And said Laura S. Cawley, an Assistant Vice President of said State Street Bank and Trust Company, further acknowledged that she accepted the trust hereinbefore created for, and on behalf of, said State Street Bank and Trust Company, Trustee, upon the terms therein named.

     WITNESS my hand and official seal the day and year aforesaid.

ROSE MARIE MOGAURO
ROSE MARIE MOGAURO
Notary Public

My commission expires January 14, 2005

(Notarial Seal)


                               SCHEDULE A.
                       DESCRIPTION OF PROPERTIES.

     All land and premises, rights, privileges and easements conveyed or purported to have been conveyed to the Company in and by the following described deeds and the records thereof are hereby incorporated herein by reference:

     Properties acquired after January 28, 1998 or not previously described: None

     Also, all property of every kind whatsoever, including land and premises, rights, privileges, easements, transmission lines, substations and distribution lines, in the following towns:

IN NEW LONDON COUNTY, STATE OF CONNECTICUT:
Waterford

IN HARTFORD COUNTY, STATE OF CONNECTICUT:
Berlin

IN CUMBERLAND COUNTY, STATE OF MAINE:
Yarmouth

IN SULLIVAN COUNTY, STATE OF NEW HAMPSHIRE:
Charlestown     Cornish     Plainfield
Claremont       Newport     Unity

IN CHESHIRE COUNTY, STATE OF NEW HAMPSHIRE:
Chesterfield      Hinsdale

IN GRAFTON COUNTY, STATE OF NEW HAMPSHIRE:
Bath         Lyman      Orford
Haverhill    Lyme       Piermont

IN WASHINGTON COUNTY, STATE OF NEW YORK:
Granville    Hampton

IN RENSSELAER COUNTY, STATE OF NEW YORK:
Hoosick

IN ADDISON COUNTY, STATE OF VERMONT:
Addison      Leicester       Ripton
Bridport     Lincoln         Salisbury
Bristol      Middlebury      Shoreham
Cornwall     Monkton         Starksboro
Ferrisburg   New Haven       Vergennes
Goshen       Orwell          Weybridge
Granville    Panton          Whiting
Hancock

IN BENNINGTON COUNTY, STATE OF VERMONT:
Arlington    Manchester      Searsburg
Bennington   Peru            Shaftsbury
Dorset       Pownal          Sunderland
Glastenbury  Rupert          Winhall
Landgrove    Sandgate        Woodford

IN CALEDONIA COUNTY, STATE OF VERMONT:
Barnet       Lyndon          Walden
Danville     Ryegate         Waterford
Kirby        St. Johnsbury   Wheelock

IN CHITTENDEN, COUNTY, STATE OF VERMONT:
Buels Gore   Essex           Milton
Burlington   Huntington      Underhill
Colchester   Jericho         Westford

IN ESSEX COUNTY, STATE OF VERMONT:
Concord      Guildhall       Victory
Granby       Lunenburg

IN FRANKLIN COUNTY, STATE OF VERMONT:
Bakersfield  Fletcher        Richford
Berkshire    Franklin        Sheldon
Enosburg     Georgia         St. Albans City
Fairfax      Highgate        St. Albans Town
Fairfield    Montgomery      Swanton

IN LAMOILLE COUNTY, STATE OF VERMONT:
Belvidere    Eden            Johnson
Cambridge    Hyde Park

IN ORANGE COUNTY, STATE OF VERMONT:
Bradford      Fairlee        Thetford
Braintree     Newbury        Tunbridge
Brookfield    Randolph       Vershire
Chelsea       Strafford      West Fairlee

IN ORLEANS COUNTY, STATE OF VERMONT:
Lowell        Irasburg

IN RUTLAND COUNTY, STATE OF VERMONT:
Benson        Middletown Springs    Sherburne
Brandon       Mt. Holly             Shrewsbury
Castleton     Mt. Tabor             Sudbury
Chittenden    Pawlet                Tinmouth
Clarendon     Pittsfield            Wallingford
Danby         Pittsford             Wells
Fair Haven    Poultney              West Haven
Hubbardton    Proctor               West Rutland
Ira           Rutland City
Mendon        Rutland Town

IN WASHINGTON COUNTY, STATE OF VERMONT:
Northfield    Roxbury

IN WINDHAM COUNTY, STATE OF VERMONT:
Athens        Guilford      Stratton
Brattleboro   Jamaica       Townshend
Brookline     Londonderry   Vernon
Dover         Marlboro      Wardsboro
Dummerston    Newfane       Westminster
Grafton       Rockingham    Windham

IN WINDSOR COUNTY, STATE OF VERMONT:
Andover       Hartland      Sharon
Baltimore     Ludlow        Springfield
Barnard       Norwich       Stockbridge
Bethel        Plymouth      Weathersfield
Bridgewater   Pomfret       Weston
Cavendish     Reading       West Windsor
Chester       Rochester     Windsor
Hartford      Royalton      Woodstock


               CENTRAL VERMONT PUBLIC SERVICE CORPORATION

        RESOLUTIONS ESTABLISHING SERIES PP BONDS, SERIES QQ BONDS
          AND SERIES RR BONDS, AND MATTERS CONNECTED THEREWITH.

     I, JOSEPH M. KRAUS, hereby certify that I am Secretary of Central Vermont Public Service Corporation and that the following is a true copy of the resolutions adopted at a duly-convened meeting of the Board of Directors of said Corporation held on July 19, 1999, at which a quorum was present and acting throughout:

     On motion duly made and seconded, the following resolutions were unanimously passed:

     Resolutions Relating to the Series PP (Millstone) Bonds

RESOLVED: That this Board of Directors of Central Vermont Public Service Corporation hereby determines upon a forty-first series of bonds to be issued from time to time upon proper resolutions of the Board of Directors under the terms of an Indenture of Mortgage (the "Mortgage") between this Company and State Street Bank and Trust Company (successor trustee to The First National Bank of Boston, successor trustee to Old Colony Trust Company), Trustee, dated as of October 1, 1929 (but actually executed October 24, 1929), as amended, and duly recorded, among other places, in the Office of the City Clerk of Rutland, Vermont, and in Washington County, New York, Liber 150 of Mortgages, Page 51, Grafton County, New Hampshire, Registry of Deeds, Liber 616, Folio 484, Sullivan County, New Hampshire, Records, Vol. 234, Page 531, in the Office of the Secretary of State of Connecticut, in the offices of the clerks of certain other counties, towns and cities in the State of Vermont and in the States of New Hampshire, Maine, Connecticut and New York, and in the office of the Secretary of State of Vermont; that the bonds are issued to secure the payment of the obligations and liabilities of the Company (the "Millstone Obligations") under the Amended and Restated Reimbursement Agreement, dated as of September 24, 1992, between the Company and The Toronto Dominion Bank (the "Bank" and including any replacement, or successor issuer or permitted assignee) as amended, restated, supplemented or otherwise modified from time to time, the "Millstone Reimbursement Agreement" and including any replacement or successor reimbursement agreement entered by the Company through the Millstone Revenue Bonds Maturity Date, as defined below, in connection with the issuance by the Bank of the Letter of Credit (as defined in the Millstone Reimbursement Agreement and including any replacement or successor letter of credit issued through the Millstone Revenue Bonds Maturity Date, the "Millstone Letter of Credit"), which Millstone Letter of Credit is issued to provide, among other things, funds for the payment of principal of and interest on Connecticut Development Authority (the "Millstone Issuer") Floating Rate Monthly Demand Millstone Pollution Control Revenue Bonds (Central Vermont Public Service Corporation - 1985 Series) (the "Millstone Revenue Bonds"), which Millstone Revenue Bonds mature on the first day of December 2015 (the "Millstone Revenue Bonds Maturity Date"); that said series shall be designated as Series PP and that the bonds of said series shall be designated as "First Mortgage Bonds, Series PP (Millstone)"; that the bonds of Series PP shall be in the form of registered bonds without coupons; that each of the bonds of Series PP shall be dated as of the date of issue; that the bonds of Series PP will be registered in the name of the Bank and, in accordance with and pursuant to the transfer provisions of the Mortgage, will be transferable to any successor or assignee of the Bank in connection with the transfer of all of the Bank's right, title and interest in, to and under the Millstone Reimbursement Agreement, or to any issuer of any replacement or successor Millstone Letter of Credit; that the Trustee shall be fully protected in registering the transfer of the bonds of Series PP in accordance with and pursuant to the transfer provisions of the Mortgage and the written directions from the Bank; that the bonds of Series PP shall mature upon the earlier of (i) the date fifteen (15) days following the Millstone Revenue Bonds Maturity Date or (ii) the irrevocable and indefeasible satisfaction in full by or on behalf of the Company of the Millstone Obligations and the expiration or termination of the Millstone Letter of Credit in accordance with its terms unless the Bonds are transferred to the issuer of any successor Millstone Letter of Credit or to the Company; that the obligations of the Company to make payments on the bonds of Series PP shall be satisfied and discharged to the extent the Company shall have irrevocably indefeasibly satisfied in full and discharged the Millstone Obligations; that the Trustee may conclusively presume that no Event of Default (as defined in the Millstone Reimbursement Agreement) has occurred and no amounts are due under the bonds and said bonds of Series PP shall not be due and payable, if at all, unless and until the Trustee shall have received from the Bank a written notice of the occurrence of an Event of Default (as defined in the Millstone Reimbursement Agreement) or a written demand from the Bank (which notice or demand has not been subsequently rescinded or revoked by the Bank) as described in the form of bond; that the bonds of Series PP shall bear interest at the same rates as the Millstone Obligations that such bonds secure, which may provide for interest at floating interest rates on overdue amounts; that the bonds of Series PP shall not be redeemable at or prior to maturity except as set forth in the forms of bonds of Series PP; that notwithstanding any provisions of the Mortgage or the bonds of eries PP, all payments on the bonds of Series PP shall be made directly to each registered holder of such bonds, or its nominee, at such address as may from time to time be furnished by such holder in writing without surrender or presentation of such bonds of Series PP to the Trustee (except in the case of payment or redemption of any bond of Series PP in whole) and with respect to each such original holder or subsequent holder such payments shall be made in accordance with the provisions of any written agreement between such original holder and the Company which shall have been communicated and consented to by the Trustee; that upon the release of the bonds of Series PP to the Trustee by the Bank, the Trustee shall cancel and destroy such bonds, and the bonds of such Series PP shall be deemed to have been paid or redeemed in full and shall cease to be entitled to the lien of the Mortgage; that said bonds of Series PP are (subject to the provisions of said Mortgage) to be limited in express aggregate principal amount to $5,133,562.00, and to mature no later than December 16, 2015, to be substantially in the form to be authorized at this meeting and to be in the denomination of $1.00 and multiples thereof; that said bonds of Series PP shall not be redeemed at the option of the Company on or before December 16, 2015; that subject to the provisions of Section 5 of Article 1 of the Forty-First Supplemental Indenture the principal of the bonds of Series PP shall be payable, if at all, at the principal office of the Trustee in the City of Boston, Massachusetts, or its successor in trust under said Indenture of Mortgage, in coin or currency of the United States of America which at the time of payment is legal tender for public and private debts; that, subject to the provisions of Section 5 of Article 1 of said Supplemental Indenture, payments on the bonds of Series PP shall be made, if at all, in like coin or currency at the office or agency of this Company in the City of Boston, Massachusetts, or, at the option of the holders, in the Borough of Manhattan, City and State of New York, and may be paid by wire transfer to the holder of any bond of Series PP in accordance with written payment instructions from such holder to the Trustee if given sufficiently prior, in the Trustee's sole determination, to the date on which any such payment is due under such bond; and

RESOLVED: That this Board hereby approves the following forms of registered bonds without coupons of Series PP, subject to such changes, insertions and omissions in each, not substantially at variance with said forms, as may be determined upon and approved by the President or one of the Vice Presidents of this Company and approved by the Trustee; and that the execution of said bonds by the President or one of the Vice Presidents of this Company and the authentication thereof by the Trustee shall be conclusive evidence that each so executed is within the authority conveyed by this resolution:

(FORM OF REGISTERED BOND WITHOUT COUPONS OF SERIES PP)

No. RPP                                                 $5,133,562,000

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
FIRST MORTGAGE BOND
SERIES PP (MILLSTONE)
Due No Later Than December 16, 2015

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION, a Vermont corporation (hereinafter called the Company), for value received, hereby promises to pay to _________________________, as the Bank (the "Bank") under the Millstone Reimbursement Agreement hereinafter defined, or its registered successors or assigns, the principal sum of up to $5,133,562.00 (Five Million One Hundred Thirty-Three Thousand Five Hundred and Sixty-Two Dollars) on the date State Street Bank and Trust Company, as Trustee, shall have received from the Bank a written notice of the occurrence of an Event of Default (as defined in the Millstone Reimbursement Agreement) or a written demand from the Bank (which notice or demand has not been subsequently rescinded or revoked by the Bank), but in no event later than December 16, 2015, and to pay to the registered holder hereof all other Obligations (as defined in the Millstone Reimbursement Agreement), plus interest on such amounts, if any, as described below.

     All amounts payable on this bond shall be payable at the principal office of State Street Bank and Trust Company in the City of Boston, Massachusetts, or its successor in trust under the Indenture of Mortgage hereinafter referred to, in coin or currency of the United States of America which, at the time of payment, is legal tender for public and private debts, and may be paid by wire transfer to the holder of this bond in accordance with written payment instructions from such holder to the Trustee if given sufficiently prior, in the Trustee's sole determination, to the date on which any such payment is due under this bond.

     This bond is one of the bonds issued and to be issued from time to time under and in accordance with, and, irrespective of the designations thereof or the series in which issued, all equally secured by, an Indenture of Mortgage dated as of October 1, 1929 (hereinafter as supplemented, modified or confirmed by forty-one supplemental indentures, counterparts of which are on file with the Trustee, and by all other indentures supplemental to any or all, collectively called the "Mortgage"), and any and all such supplemental indentures, between the Company and Old Colony Trust Company or The First National Bank of Boston or State Street Bank and Trust Company, as Trustee, to which Mortgage reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which releases and other dispositions of the property covered by the Mortgage may be made, and the rights of the holders of said bonds and of the Trustee in respect of such security; but neither the foregoing reference to the Mortgage nor any provisions of this bond or of the Mortgage shall affect or permit any impairment of the absolute, unconditional and unalterable obligations of the Company to pay, at the maturities herein provided, the amounts payable on this bond as herein provided. By the terms of the Mortgage the bonds to be secured thereby are issuable in series, which may vary as to date, amount, date of maturity, rate of interest, and in other respects as in the Mortgage provided.

     The bonds of this Series have been issued to the Bank as the provider of a Letter of Credit pursuant to the Amended and Restated Reimbursement Agreement, dated as of September 24, 1992, between the Company and the Bank (as amended, restated, supplemented or otherwise modified from time to time, the "Millstone Reimbursement Agreement" and including any replacement or successor reimbursement agreement entered by the Company through December 1, 2015) to secure all obligations and liabilities (the "Millstone Obligations") of the Company that may be due and payable in connection with the Millstone Reimbursement Agreement. The principal amount of this bond is and shall not exceed $5,133,562.00.

     Except as hereinafter provided, interest on this bond accrues and is payable at the same rates (determined on a weighted average basis if more than one rate is in effect with respect to the Millstone Obligations) and on the same dates as interest is payable on the Millstone Obligations under the terms of the Millstone Reimbursement Agreement, which provides for interest at a floating rate on overdue amounts (all as provided for in the Millstone Reimbursement Agreement). Interest shall accrue from the date of an Event of Default under the Millstone Reimbursement Agreement, as provided therein, but shall not be deemed to accrue under this bond from that date until the date the Trustee has received a certificate from the holder of this bond stating that an Event of Default has occurred and is continuing, and setting forth the principal amount, the amount of all other Millstone Obligations, if any, and the interest rate applicable thereto.
     The obligation of the Company to make payments hereunder on the bonds of this Series shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at any time that any such payment shall be due, the Company shall have irrevocably and indefeasibly paid fully or partially the then-due Millstone Obligations.

     Upon surrender for cancellation, at any time or from time to time, of bonds of this Series by the Bank to the Trustee, the bonds surrendered shall be deemed fully redeemed or paid and the obligations of the Company thereunder shall be terminated, and such bonds shall be canceled.

In the manner provided in the Mortgage, the bonds of this Series shall be redeemed only in whole by payment of the principal amount thereof plus all other Millstone Obligations and accrued interest thereon, if any, to the redemption date, upon receipt by the Trustee and the Company of a written demand from the Bank. Such demand shall also (a) state that an Event of Default has occurred and is continuing under (and as defined in) the Millstone Reimbursement Agreement, (b) state that the amount of the Millstone Obligations then outstanding under the Millstone Reimbursement Agreement has been declared immediately due and payable pursuant to the provisions of the Millstone Reimbursement Agreement, (c) specify the amount of the Millstone Obligations then due for which demand is being made, and identify the portions of such amount that are attributable to principal, interest and fees, respectively, and (d) specify the interest rate then applicable and the date from which unpaid interest on such Millstone Obligations has then accrued, if any is due, and the interest rate, if any, applicable to unpaid amounts from the date of such demand until paid, and (e) state that such declaration of maturity has not been rescinded. The bonds of this Series shall be redeemed on the fifth business day following receipt by the Trustee of the notice from the Bank of such Event of Default and demand for payment in accordance with the terms of this paragraph. Such redemption shall be rescinded and become null and void for all purposes of the Mortgage upon rescission in writing of the aforesaid demand for payment and notice of redemption under the Millstone Reimbursement Agreement received by the Trustee no later than the business day prior to the date fixed for redemption, and thereupon no redemption of the bonds of this Series and no payments in respect thereof shall be effected or required.

     Notwithstanding the provisions of the previous paragraph, in the case of certain events of default specified in the Mortgage, the principal of this bond may be declared or may become due and payable in the manner and with the effect provided in the Mortgage.

     No recourse shall be had for the payment of the principal or interest of this bond, or for any claim based hereon, or otherwise in respect hereof or of the Mortgage, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company, either directly or through the Company, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the holder hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

     This bond is nontransferable except to effect transfer to any replacement or successor issuer or assignee of the Bank in connection with the transfer of all of the Bank's right, title and interest in, to and under the Millstone Reimbursement Agreement, or to any replacement or successor issuer of a Millstone Letter of Credit, or to the Company, but is exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the corporate trust office of the Trustee, in Boston, Massachusetts, any such permitted transfer or exchange to be made in the manner and upon the conditions prescribed in the Mortgage, upon the surrender and cancellation of this bond and the payment of any stamp tax or other governmental charge, and upon any such transfer or exchange a new registered bond or bonds of the same series and maturity date and for the same aggregate principal amount, in authorized denominations, will be issued to the transferee, or the registered holder, as the case may be, in exchange herefor. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment and for all other purposes.

     This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Mortgage of the certificate endorsed hereon.

     IN WITNESS HEREOF, Central Vermont Public Service Corporation has caused this bond to be executed in its name by the manual or facsimile signature of its President or one of its Vice Presidents, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries, this _____ day of _____, ____.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By: ______________________________
    [Vice] President

Attest:

_________________________
[Assistant] Secretary


(FORM OF ENDORSEMENT FOR ALL SERIES PP BONDS)


FOR VALUE RECEIVED                                          hereby
sell(s), assign(s) and transfer(s) unto
       , the within bond issued by Central Vermont Public Service Corporation, and all rights thereunder, hereby irrevocably
constituting and appointing                               attorney to
transfer said bond on the books of said Company, with full power of substitution in the premises.

Dated:_____________________

_______________________________

In the presence of:

______________________________

     NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within bond in every particular, without alteration or enlargement or any change whatever.

     THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED OR SOLD IN CONTRAVENTION OF ANY SUCH LAW.


(FORM OF TRUSTEE'S CERTIFICATE FOR ALL SERIES PP BONDS)

This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

STATE STREET BANK AND TRUST COMPANY

By:_________________________
   Authorized Officer


RESOLVED: That this Company's First Mortgage Bonds, Series PP (Millstone), to be issued under said Indenture of Mortgage shall be executed in the name of this Company by the manual or facsimile signature of its President or one of its Vice Presidents and shall have affixed thereto the corporate seal of this Company (which may be facsimile) attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

RESOLVED: That, subject to obtaining the approval of the Vermont Public Service Board, this Board hereby authorizes the issue of $5,133,562.00 in principal amount of said First Mortgage Bonds, Series PP (Millstone), which series have been determined upon and established at this meeting, to be issued in respect of payment, cancellation, redemption or other discharge of bonds of one or more series theretofore authenticated under any provision of the Indenture of Mortgage, as amended, pursuant to and in conformity with the provisions of said Indenture of Mortgage, as amended, particularly
Section 2 of Article II thereof.

RESOLVED: That this Board of Directors hereby authorizes State Street Bank and Trust Company, Trustee under said Indenture of Mortgage, from time to time to authenticate, on application of the President or any Vice President of this Company, and deliver on the written order of the President or any Vice President, $5,133,562.00 in principal amount of said First Mortgage Bonds, Series PP (Millstone), in such definitive forms and denominations authorized by resolutions of this Board as he or she may specify, but only upon said State Street Bank and Trust Company, Trustee, being satisfied that all the requirements of Article II of said Indenture of Mortgage, as amended, relating to the issue of bonds in respect of payment, cancellation, redemption or other discharge of bonds of one or more series theretofore authenticated under any provision of the Indenture of Mortgage, as amended, have been complied with and upon the deposit with the Trustee of the documents required under said Article II.

     Resolutions Relating to the Series QQ (Seabrook) Bonds

RESOLVED: That this Board of Directors of Central Vermont Public Service Corporation hereby determines upon a forty-second series of bonds to be issued from time to time upon proper resolutions of the Board of Directors under the terms of an Indenture of Mortgage (the "Mortgage") between this Company and State Street Bank and Trust Company (successor trustee to The First National Bank of Boston, successor trustee to Old Colony Trust Company), Trustee, dated as of October 1, 1929 (but actually executed October 24, 1929), as amended, and duly recorded, among other places, in the Office of the City Clerk of Rutland, Vermont, and in Washington County, New York, Liber 150 of Mortgages, Page 51, Grafton County, New Hampshire, Registry of Deeds, Liber 616, Folio 484, Sullivan County, New Hampshire, Records, Vol. 234, Page 531, in the Office of the Secretary of State of Connecticut, in the offices of the clerks of certain other counties, towns and cities in the State of Vermont, and in the States of New Hampshire, Maine, Connecticut and New York and in the office of the Secretary of State of Vermont; that the bonds are issued to secure the payment of the obligations and liabilities of the Company (the "Seabrook Obligations") under the Letter of Credit and Reimbursement Agreement, dated as of November 1, 1994, between the Company and The Toronto Dominion Bank (the "Bank" and including any replacement, or successor issuer or permitted assignee) as amended, restated, supplemented or otherwise modified from time to time, the "Seabrook Reimbursement Agreement" and including any replacement or successor reimbursement agreement entered by the Company through the Seabrook Revenue Bonds Maturity Date, as defined below, in connection with the issuance by the Bank of the Letter of Credit (as defined in the Seabrook Reimbursement Agreement and including any replacement or successor letter of credit issued through the Seabrook Revenue Bonds Maturity Date, the "Seabrook Letter of Credit"), which Seabrook Letter of Credit is issued to provide, among other things, funds for the payment of principal of and interest on the New Hampshire Industrial Development Authority (the "Seabrook Issuer") Demand Pollution Control Revenue Bonds (Central Vermont Public Service Corporation Project) (the "Seabrook Revenue Bonds"), which Seabrook Revenue Bonds mature on the first day of December 2009 (the "Seabrook Revenue Bonds Maturity Date"); that said series shall be designated as Series QQ and that the bonds of said series shall be designated as "First Mortgage Bonds, Series QQ (Seabrook)"; that the bonds of Series QQ shall be in the form of registered bonds without coupons; that each of the bonds of Series QQ shall be dated as of the date of issue; that the bonds of Series QQ will be registered in the name of the Bank and, in accordance with and pursuant to the transfer provisions of the Mortgage, will be transferable to any successor or assignee of the Bank in connection with the transfer of all of the Bank's right, title and interest in, to and under the Seabrook Reimbursement Agreement, or to any issuer of any replacement or successor Seabrook Letter of Credit; that the Trustee shall be fully protected in registering the transfer of the bonds of Series QQ in accordance with and pursuant to the transfer provisions of the Mortgage and the written directions from the Bank; that the bonds of Series QQ shall mature upon the earlier of (i) the date fifteen (15) days following the Seabrook Revenue Bonds Maturity Date or (ii) the irrevocable and indefeasible satisfaction in full by or on behalf of the Company of the Seabrook Obligations and the expiration or termination of the Seabrook Letter of Credit in accordance with its terms unless the Bonds are transferred to the issuer of any successor Seabrook Letter of Credit or to the Company; that the obligations of the Company to make payments on the bonds of Series QQ shall be satisfied and discharged to the extent the Company shall have irrevocably indefeasibly satisfied in full and discharged the Seabrook Obligations; that the Trustee may conclusively presume that no Event of Default (as defined in the Seabrook Reimbursement Agreement) has occurred and no amounts are due under the bonds and said bonds of Series QQ shall not be due and payable, if at all, unless and until the Trustee shall have received from the Bank a written notice of the occurrence of an Event of Default (as defined in the Seabrook Reimbursement Agreement) or a written demand from the Bank (which notice or demand has not been subsequently rescinded or revoked by the Bank) as described in the form of bond; that the bonds of Series QQ shall bear interest at the same rates as the Seabrook Obligations that such bonds secure, which may provide for interest at floating interest rates on overdue amounts; that the bonds of Series QQ shall not be redeemable at or prior to maturity except as set forth in the forms of bonds of Series QQ; that notwithstanding any provisions of the Mortgage or the bonds of Series QQ,all payments on the bonds of Series QQ shall be made directly to each registered holder of such bonds, or its nominee, at such address as may from time to time be furnished by such holder in writing without surrender or presentation of such bonds of Series QQ to the Trustee (except in the case of payment or redemption of any bond of Series QQ in whole) and with respect to each such original holder or subsequent holder such payments shall be made in accordance with the provisions of any written agreement between such original holder and the Company which shall have been communicated and consented to by the Trustee; that upon the release of the bonds of Series QQ to the Trustee by the Bank, the Trustee shall cancel and destroy such bonds, and the bonds of such Series QQ shall be deemed to have been paid or redeemed in full and shall cease to be entitled to the lien of the Mortgage; that said bonds of Series QQ are (subject to the provisions of said Mortgage) to be limited in express aggregate principal amount to $5,788,750.00, and to mature no later than December 16, 2009, to be substantially in the form to be authorized at this meeting and to be in the denomination of $1.00 and multiples thereof; that said bonds of Series QQ shall not be redeemed at the option of the Company on or before December 16, 2009; that subject to the provisions of Section 5 of Article 1 of the Forty-First Supplemental Indenture the principal of the bonds of Series QQ shall be payable, if at all, at the principal office of the Trustee in the City of Boston, Massachusetts, or its successor in trust under said Indenture of Mortgage, in coin or currency of the United States of America which at the time of payment is legal tender for public and private debts; that, subject to the provisions of Section 5 of Article 1 of said Supplemental Indenture, payments on the bonds of Series QQ shall be made, if at all, in like coin or currency at the office or agency of this Company in the City of Boston, Massachusetts, or, at the option of the holders, in the Borough of Manhattan, City and State of New York, and may be paid by wire transfer to the holder of any bond of Series QQ in accordance with written payment instructions from such holder to the Trustee if given sufficiently prior, in the Trustee's sole determination, to the date on which any such payment is due under such bond; and

RESOLVED: That this Board hereby approves the following forms of registered bonds without coupons of Series QQ, subject to such changes, insertions and omissions in each, not substantially at variance with said forms, as may be determined upon and approved by the President or one of the Vice Presidents of this Company and approved by the Trustee; and that the execution of said bonds by the President or one of the Vice Presidents of this Company and the authentication thereof by the Trustee shall be conclusive evidence that each so executed is within the authority conveyed by this resolution:

(FORM OF REGISTERED BOND WITHOUT COUPONS OF SERIES QQ)

No. RQQ                                                  $5,788,750.00

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
FIRST MORTGAGE BOND
SERIES QQ (SEABROOK)
Due No Later Than December 16, 2009

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION, a Vermont corporation (hereinafter called the Company), for value received, hereby promises to pay to _________________________, as the Bank (the "Bank") under the Seabrook Reimbursement Agreement hereinafter defined, or its registered successors or assigns, the principal sum of up to $5,788,750.00 (Five Million Seven Hundred Eighty-Eight Thousand Seven Hundred Fifty Dollars) on the date State Street Bank and Trust Company, as Trustee, shall have received from the Bank a written notice of the occurrence of an Event of Default (as defined in the Seabrook Reimbursement Agreement) or a written demand from the Bank (which notice or demand has not been subsequently rescinded or revoked by the Bank), but in no event later than December 16, 2009, and to pay to the registered holder hereof all other Obligations (as defined in the Seabrook Reimbursement Agreement), plus interest on such amounts, if any, as described below.

     All amounts payable on this bond shall be payable at the principal office of State Street Bank and Trust Company in the City of Boston, Massachusetts, or its successor in trust under the Indenture of Mortgage hereinafter referred to, in coin or currency of the United States of America which, at the time of payment, is legal tender for public and private debts, and may be paid by wire transfer to the holder of this bond in accordance with written payment instructions from such holder to the Trustee if given sufficiently prior, in the Trustee's sole determination, to the date on which any such payment is due under this bond.

     This bond is one of the bonds issued and to be issued from time to time under and in accordance with, and, irrespective of the designations thereof or the series in which issued, all equally secured by, an Indenture of Mortgage dated as of October 1, 1929 (hereinafter as supplemented, modified or confirmed by forty-one supplemental indentures, counterparts of which are on file with the Trustee, and by all other indentures supplemental to any or all, collectively called the "Mortgage"), and any and all such supplemental indentures, between the Company and Old Colony Trust Company or The First National Bank of Boston or State Street Bank and Trust Company, as Trustee, to which Mortgage reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which releases and other dispositions of the property covered by the Mortgage may be made, and the rights of the holders of said bonds and of the Trustee in respect of such security; but neither the foregoing reference to the Mortgage nor any provisions of this bond or of the Mortgage shall affect or permit any impairment of the absolute, unconditional and unalterable obligations of the Company to pay, at the maturities herein provided, amounts payable on this bond as herein provided. By the terms of the Mortgage the bonds to be secured thereby are issuable in series, which may vary as to date, amount, date of maturity, rate of interest, and in other respects as in the Mortgage provided.

     The bonds of this Series have been issued to the Bank, as the provider of a Letter of Credit pursuant to the Letter of Credit and Reimbursement Agreement, dated as of November 1, 1994, between the Company and the Bank (as amended, restated, supplemented or otherwise modified from time to time, the "Seabrook Reimbursement Agreement" and including any replacement or successor reimbursement agreement entered by the Company through December 1, 2009) to secure all obligations and liabilities (the "Seabrook Obligations") of the Company that may be due and payable in connection with the Seabrook Reimbursement Agreement. The principal amount of this bond is and shall not exceed $5,788,750.00.

     Except as hereinafter provided, interest on this bond accrues and is payable at the same rates (determined on a weighted average basis if more than one rate is in effect with respect to the Seabrook Obligations) and on the same dates as interest is payable on the Seabrook Obligations under the terms of the Seabrook Reimbursement Agreement, which provides for interest at a floating rate on overdue amounts (all as provided for in the Seabrook Reimbursement Agreement). Interest shall accrue from the date of an Event of Default under the Seabrook Reimbursement Agreement, as provided therein, but shall not be deemed to accrue under this bond from that date until the date the Trustee has received a certificate from the holder of this bond stating that an Event of Default has occurred and is continuing, and setting forth the principal amount, the amount of all other Seabrook Obligations, if any, and the interest rate applicable thereto.

     The obligation of the Company to make payments hereunder on the bonds of this Series shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at any time that any such payment shall be due, the Company shall have irrevocably and indefeasibly paid fully or partially the then-due Seabrook
Obligations.

     Upon surrender for cancellation, at any time or from time to time, of bonds of this Series by the Bank to the Trustee, the bonds surrendered shall be deemed fully redeemed or paid and the obligations of the Company thereunder shall be terminated, and such bonds shall be canceled.

     In the manner provided in the Mortgage, the bonds of this Series shall be redeemed only in whole by payment of the principal amount thereof, plus all other Seabrook Obligations and accrued interest thereon, if any, to the redemption date, upon receipt by the Trustee and the Company of a written demand from the Bank. Such demand shall also (a) state that an Event of Default has occurred and is continuing under (and as defined in) the Seabrook Reimbursement Agreement, (b) state that the amount of the Seabrook Obligations then outstanding under the Seabrook Reimbursement Agreement has been declared immediately due and payable pursuant to the provisions of the Seabrook Reimbursement Agreement, (c) specify the amount of the Seabrook Obligations then due for which demand is being made, and identify the portions of such amount that are attributable to principal, interest and fees, respectively, and (d) specify the interest rate then applicable and the date from which unpaid interest on such Seabrook Obligations has then accrued, if any is due, and the interest rate, if any, applicable to unpaid amounts from the date of such demand until paid, and (e) state that such declaration of maturity has not been rescinded. The bonds of this Series shall be redeemed on the fifth business day following receipt by the Trustee of the notice from the Bank of such Event of Default and demand for payment in accordance with the terms of this paragraph. Such redemption shall be rescinded and become null and void for all purposes of the Mortgage upon rescission in writing of the aforesaid demand for payment and notice of redemption under the Seabrook Reimbursement Agreement received by the Trustee no later than the business day prior to the date fixed for redemption, and thereupon no redemption of the bonds of this Series and no payments in respect thereof shall be effected or required.

     Notwithstanding the provisions of the previous paragraph, in the case of certain events of default specified in the Mortgage, the principal of this bond may be declared or may become due and payable in the manner and with the effect provided in the Mortgage.
     No recourse shall be had for the payment of the principal or interest of this bond, or for any claim based hereon, or otherwise in respect hereof or of the Mortgage, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company, either directly or through the Company, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the holder hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

     This bond is nontransferable except to effect transfer to any replacement or successor issuer or assignee of the Bank in connection with the transfer of all of the Bank's right, title and interest in, to and under the Seabrook Reimbursement Agreement, or to any replacement or successor issuer of a Seabrook Letter of Credit, or to the Company, but is exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the corporate trust office of the Trustee, in Boston, Massachusetts, any such permitted transfer or exchange to be made in the manner and upon the conditions prescribed in the Mortgage, upon the surrender and cancellation of this bond and the payment of any stamp tax or other governmental charge, and upon any such transfer or exchange a new registered bond or bonds of the same series and maturity date and for the same aggregate principal amount, in authorized denominations, will be issued to the transferee, or the registered holder, as the case may be, in exchange herefor. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment and for all other purposes.

     This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Mortgage of the certificate endorsed hereon.

     IN WITNESS HEREOF, Central Vermont Public Service Corporation has caused this bond to be executed in its name by the manual or facsimile signature of its President or one of its Vice Presidents, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries, this ____ day of __________, ____.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By: ______________________________
    [Vice] President

Attest:

_________________________
[Assistant] Secretary


(FORM OF ENDORSEMENT FOR ALL SERIES QQ BONDS)
FOR VALUE RECEIVED                                    hereby sell(s),
assign(s) and transfer(s) unto                          , the within
bond issued by Central Vermont Public Service Corporation, and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said bond on the books of said Company, with full power of substitution in the premises.

Dated:_____________________


_______________________________

In the presence of:

______________________________

     NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within bond in every particular, without alteration or enlargement or any change whatever.

     THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE OFFERED OR SOLD IN CONTRAVENTION OF ANY SUCH LAW.

(FORM OF TRUSTEE'S CERTIFICATE FOR ALL SERIES QQ BONDS)

     This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

STATE STREET BANK AND TRUST COMPANY

By:_________________________
Authorized Officer

RESOLVED: That this Company's First Mortgage Bonds, Series QQ (Seabrook), to be issued under said Indenture of Mortgage shall be executed in the name of this Company by the manual or facsimile signature of its President or one of its Vice Presidents and shall have affixed thereto the corporate seal of this Company (which may be facsimile) attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

RESOLVED: That, subject to obtaining the approval of the Vermont Public Service Board, this Board hereby authorizes the issue of $5,788,750.00 in principal amount of said First Mortgage Bonds, Series QQ (Seabrook), which series have been determined upon and established at this meeting, to be issued in respect of payment, cancellation, redemption or other discharge of bonds of one or more series theretofore authenticated under any provision of the Indenture of Mortgage, as amended, pursuant to and in conformity with the provisions of said Indenture of Mortgage, as amended, particularly
Section 2 of Article II thereof.

RESOLVED: That this Board of Directors hereby authorizes State Street Bank and Trust Company, Trustee under said Indenture of Mortgage, from time to time to authenticate, on application of the President or any Vice President of this Company, and deliver on the written order of the President or any Vice President, $5,788,750.00 in principal amount of said First Mortgage Bonds, Series QQ (Seabrook), in such definitive forms and denominations authorized by resolutions of this Board as he or she may specify, but only upon said State Street Bank and Trust Company, Trustee, being satisfied that all the requirements of Article II of said Indenture of Mortgage, as amended, relating to the issue of bonds in respect of payment, cancellation, redemption or other discharge of bonds of one or more series theretofore authenticated under any provision of the Indenture of Mortgage, as amended, have been complied with and upon the deposit with the Trustee of the documents required under said Article II.

     Resolutions Relating to the Series RR (East Barnet) Bonds

RESOLVED: That this Board of Directors of Central Vermont Public Service Corporation hereby determines upon a forty-third series of bonds to be issued from time to time upon proper resolutions of the Board of Directors under the terms of an Indenture of Mortgage (the "Mortgage") between this Company and State Street Bank and Trust Company (successor trustee to The First National Bank of Boston, successor trustee to Old Colony Trust Company), Trustee, dated as of October 1, 1929 (but actually executed October 24, 1929), as amended, and duly recorded, among other places, in the Office of the City Clerk of Rutland, Vermont, and in Washington County, New York, Liber 150 of Mortgages, Page 51, Grafton County, New Hampshire, Registry of Deeds, Liber 616, Folio 484, Sullivan County, New Hampshire, Records, Vol. 234, Page 531, in the Office of the Secretary of State of Connecticut, in the offices of the clerks of certain other counties, towns and cities in the State of Vermont and in the States of New Hampshire, Maine, Connecticut and New York and in the office of the Secretary of State of Vermont; that the bonds are issued to secure the payment of the obligations and liabilities of the Company (the "East Barnet Obligations") under the Guaranty, dated as of April 29, 1993 (as it may be from time to time amended, supplemented or replaced, the "Guaranty"), made by the Company in favor of The Toronto-Dominion Bank (the "Bank" and including any replacement, or successor issuer or permitted assignee) in connection with (i) the Reimbursement Agreement, dated as of April 29, 1993, between Central Vermont Public
Service Corporation   East Barnet Hydroelectric, Inc. ("East Barnet")
and the Bank (as amended, restated, supplemented or otherwise modified from time to time, the "East Barnet Reimbursement Agreement" and including any replacement or successor reimbursement agreement entered by East Barnet through the East Barnet Revenue Bonds Maturity Date hereinafter defined) and (ii) the issuance by the Bank (or its successor or assignee or any replacement issuer) of the Letter of Credit (as defined in the East Barnet Reimbursement Agreement, the "East Barnet Letter of Credit") which secures the obligations of East Barnet and the Company pursuant to Vermont Industrial Development Authority (the "East Barnet Issuer") Floating Rate Monthly Demand Hydroelectric Revenue Bonds (Central Vermont Public Service
Corporation   East Barnet Project) (the "East Barnet Revenue Bonds"),
which East Barnet Revenue Bonds mature on the first day of December, 2013 (the "East Barnet Revenue Bonds Maturity Date"); that said series shall be designated as Series RR and that the bonds of said series shall be designated as "First Mortgage Bonds, Series RR (East Barnet)"; that the bonds of Series RR shall be in the form of registered bonds without coupons; that each of the bonds of Series RR shall be dated as of the date of issue; that the bonds of Series RR will be registered in the name of the Bank and, in accordance with and pursuant to the transfer provisions of the Mortgage, will be transferable to any successor or assignee of the Bank in connection with the transfer of all of the Bank's right, title and interest in, to and under the East Barnet Reimbursement Agreement and the Guaranty, or to any issuer of any replacement or successor East Barnet Letter of Credit, or to the Company; that the Trustee shall be fully protected in registering the transfer of the bonds of Series RR in accordance with and pursuant to the transfer provisions of the Mortgage and the written directions from the Bank; that the bonds of Series RR shall mature upon the earlier of (i) the date fifteen (15) days following the East Barnet Revenue Bonds Maturity Date or (ii) the irrevocable and indefeasible satisfaction in full by or on behalf of the Company of the East Barnet Obligations and the expiration or termination of the East Barnet Letter of Credit in accordance with its terms unless the Bonds are transferred to the issuer of any successor East Barnet Letter of Credit or to the Company; that the obligations of the Company to make payments on the bonds of Series RR shall be satisfied and discharged to the extent the Company shall have irrevocably and indefeasibly satisfied in full and discharged the East Barnet Obligations; that the Trustee may conclusively presume that no Event of Default (as defined in the East Barnet Reimbursement Agreement) has occurred and no amounts are due under the bonds and said bonds of Series RR shall not be due and payable, if at all, unless and until the Trustee shall have received from the Bank a written notice of the occurrence of an Event of Default (as defined in the East Barnet Reimbursement Agreement) and a demand on the Guaranty or a written demand from the Bank (which notice or demand has not been subsequently rescinded or revoked by the Bank) as described in the form of bond; that the bonds of Series RR shall bear interest at the same rates as the East Barnet Obligations that such bonds secure, which may provide for interest at floating interest rates on overdue amounts; that the bonds of Series RR shall not be redeemable at or prior to maturity except as set forth in the forms ofbonds of Series RR; that notwithstanding any provisions of the Mortgage or the bonds of Series RR, all payments on the bonds of Series RR shall be made directly to each registered holder of such bonds, or its nominee, at such address as may from time to time be furnished by such holder in writing without surrender or presentation of such bonds of Series RR to the Trustee (except in the case of payment or redemption of any bond of Series RR in whole) and with respect to each such original holder or subsequent holder such payments shall be made in accordance with the provisions of any written agreement between such original holder and the Company which shall have been communicated and consented to by the Trustee; that upon the release of the bonds of Series RR to the Trustee by the Bank, the Trustee shall cancel and destroy such bonds, and the bonds of such Series RR shall be deemed to have been paid or redeemed in full and shall cease to be entitled to the lien of the Mortgage; that said bonds of Series RR are (subject to the provisions of said Mortgage) to be limited in express aggregate principal amount to $6,015,275.35, and to mature no later than December 16, 2013, to be substantially in the form to be authorized at this meeting and to be in the denomination of $1.00 and multiples thereof (provided that one such bond may include an additional $0.35 in principal amount thereof); that said bonds of Series RR shall not be redeemed at the option of the Company on or before December 16, 2013; that subject to the provisions of Section 5 of Article 1 of the Forty-First Supplemental Indenture the principal of the bonds of Series RR shall be payable, if at all, at the principal office of the Trustee in the City of Boston, Massachusetts, or its successor in trust under said Indenture of Mortgage, in coin or currency of the United States of America which at the time of payment is legal tender for public and private debts; that, subject to the provisions of Section 5 of Article 1 of said Supplemental Indenture, payments on the bonds of Series RR shall be made, if at all, in like coin or currency at the office or agency of this Company in the City of Boston, Massachusetts, or, at the option of the holders, in the Borough of Manhattan, City and State of New York, and may be paid by wire transfer to the holder of any bond of Series RR in accordance with written payment instructions from such holder to the Trustee if given sufficiently prior, in the Trustee's sole determination, to the date on which any such payment is due under such bond; and

RESOLVED: That this Board hereby approves the following forms of registered bonds without coupons of Series RR, subject to such changes, insertions and omissions in each, not substantially at variance with said forms, as may be determined upon and approved by the President or one of the Vice Presidents of this Company and approved by the Trustee; and that the execution of said bonds by the President or one of the Vice Presidents of this Company and the authentication thereof by the Trustee shall be conclusive evidence that each so executed is within the authority conveyed by this resolution:


(FORM OF REGISTERED BOND WITHOUT COUPONS OF SERIES RR)

No. RRR                                                  $6,015,275.35

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
FIRST MORTGAGE BOND
SERIES RR (EAST BARNET)
Due No Later Than December 16, 2013

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION, a Vermont corporation (hereinafter called the Company), for value received, hereby promises to pay to _________________________, as the Bank (the "Bank") under the East Barnet Reimbursement Agreement hereinafter defined, or its registered successors or assigns, the principal sum of up to $6,015,275.35 (Six Million Fifteen Thousand Two Hundred Seventy-Five Dollars and Thirty-Five Cents) on the date State Street Bank and Trust Company, as Trustee, shall have received from the Bank a written notice of the occurrence of an Event of Default (as defined in the East Barnet Reimbursement Agreement) and a written demand on the Guaranty hereinafter defined or a written demand from the Bank (which notice or demand has not been subsequently rescinded or revoked by the
Bank), but in no event later than December 16, 2013, and to pay to the registered holder hereof all other Obligations (as defined in the Guaranty), plus interest on such amounts, if any, as described below.

     All amounts payable on this bond shall be payable at the principal office of State Street Bank and Trust Company in the City of Boston, Massachusetts, or its successor in trust under the Indenture of Mortgage hereinafter referred to, in coin or currency of the United States of America which, at the time of payment, is legal tender for public and private debts, and may be paid by wire transfer to the holder of this bond in accordance with written payment instructions from such holder to the Trustee if given sufficiently prior, in the Trustee's sole determination, to the date on which any such payment is due under this bond.

     This bond is one of the bonds issued and to be issued from time to time under and in accordance with, and, irrespective of the designations thereof or the series in which issued, all equally secured by, an Indenture of Mortgage dated as of October 1, 1929 (hereinafter as supplemented, modified or confirmed by forty-one supplemental indentures, counterparts of which are on file with the Trustee, and by all other indentures supplemental to any or all, collectively called the "Mortgage"), and any and all such supplemental indentures, between the Company and Old Colony Trust Company or The First National Bank of Boston or State Street Bank and Trust Company, as Trustee, to which Mortgage reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which releases and other dispositions of the property covered by the Mortgage may be made, and the rights of the holders of said bonds and of the Trustee in respect of such security; but neither the foregoing reference to the Mortgage nor any provisions of this bond or of the Mortgage shall affect or permit any impairment of the absolute, unconditional and unalterable obligations of the Company to pay, at the maturities herein provided, the amounts payable on this bond as herein provided. By the terms of the Mortgage the bonds to be secured thereby are issuable in series, which may vary as to date, amount, date of maturity, rate of interest, and in other respects as in the Mortgage provided.

     The bonds of this Series have been issued to the Bank, as the provider of a letter of credit pursuant to the Reimbursement Agreement, dated as of April 29, 1993, between Central Vermont Public Service Corporation - East Barnet Hydroelectric, Inc. ("East Barnet") and the Bank (as amended, restated, supplemented or otherwise modified from time to time, the "East Barnet Reimbursement Agreement" and including any replacement or successor reimbursement agreement entered by East Barnet through December 1, 2013) and the Guaranty, dated as of April 29, 1993 (as it may be from time to time amended, supplemented or replaced, the "Guaranty") made by the Company in favor of the Bank to secure all obligations and liabilities of the Company that may be due and payable in connection with the East Barnet Reimbursement Agreement. The obligations and liabilities of the Company to the Bank under the Guaranty are referred to herein as the "East Barnet Obligations." The principal amount of this bond is and shall not exceed $6,015,275.35.

     Except as hereinafter provided, interest on this bond accrues and is payable at the same rates (determined on a weighted average basis if more than one rate is in effect with respect to the East Barnet Obligations) and on the same dates as interest is payable on the East Barnet Obligations under the terms of the Guaranty and the East Barnet Reimbursement Agreement, which provides for interest at a floating rate on overdue amounts (all as provided for in the East Barnet Reimbursement Agreement). Interest shall accrue from the date of an Event of Default under the East Barnet Reimbursement Agreement, as provided therein, but shall not be deemed to accrue under this bond from that date until the date the Trustee has received a certificate from the holder of this bond stating that an Event of Default has occurred and is continuing and that a written demand has been made by the Bank under the Guaranty, and setting forth the principal amount, the amount of all other East Barnet Obligations, if any, and the interest rate applicable thereto.

     The obligation of the Company to make payments hereunder on the bonds of this Series shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at any time that any such payment shall be due, the Company or East Barnet shall have irrevocably and indefeasibly paid fully or partially the then-due East Barnet Obligations.

     Upon surrender for cancellation, at any time or from time to time, of bonds of this Series by the Bank to the Trustee, the bonds surrendered shall be deemed fully redeemed or paid and the obligations of the Company and East Barnet thereunder shall be terminated, and such bonds shall be canceled.

     In the manner provided in the Mortgage, the bonds of this Series shall be redeemed only in whole by payment of the principal amount thereof, plus all other East Barnet Obligations and accrued interest thereof, if any, to the redemption date, upon receipt by the Trustee and the Company of a written demand from the Bank. Such demand shall also (a) state that an Event of Default has occurred and is continuing under (and as defined in) the East Barnet Reimbursement Agreement, (b) state that the amount of the East Barnet Obligations then outstanding under the Guaranty has been declared immediately due and payable pursuant to the provisions of the Guaranty and in accordance with the East Barnet Reimbursement Agreement, (c) specify the amount of the East Barnet Obligations then due for which demand is being made, and identify the portions of such amount that are attributable to principal, interest and fees, respectively, and (d) specify the interest rate then applicable and the date from which unpaid interest on such East Barnet Obligations has then accrued, if any is due, and the interest rate, if any, applicable to unpaid amounts from the date of such demand until paid, and (e) state that such declaration of maturity has not been rescinded. The bonds of this Series shall be redeemed on the fifth business day following receipt by the Trustee of the notice from the Bank of such Event of Default and demand for payment in accordance with the terms of this paragraph. Such redemption shall be rescinded and become null and void for all purposes of the Mortgage upon rescission in writing of the aforesaid demand for payment and notice of redemption under the Guaranty and the East Barnet Reimbursement Agreement received by the Trustee no later than the business day prior to the date fixed for redemption, and thereupon no redemption of the bonds of this Series and no payments in respect thereof shall be effected or required.

     Notwithstanding the provisions of the previous paragraph, in the case of certain events of default specified in the Mortgage, the principal of this bond may be declared or may become due and payable in the manner and with the effect provided in the Mortgage.

     No recourse shall be had for the payment of the principal or interest of this bond, or for any claim based hereon, or otherwise in respect hereof or of the Mortgage, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company or East Barnet, either directly or through the Company or East Barnet, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the holder hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

     This bond is nontransferable except to effect transfer to any replacement or successor issuer or assignee of the Bank in connection with the transfer of all of the Bank's right, title and interest in, to and under the East Barnet Reimbursement Agreement and the Guaranty, or to any replacement or successor issuer of a East Barnet Letter of Credit, or to the Company or East Barnet, but is exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the corporate trust office of the Trustee, in Boston, Massachusetts, any such permitted transfer or exchange to be made in the manner and upon the conditions prescribed in the Mortgage, upon the surrender and cancellation of this bond and the payment of any stamp tax or other governmental charge, and upon any such transfer or exchange a new registered bond or bonds of the same series and maturity date and for the same aggregate principal amount, in authorized denominations, will be issued to the transferee, or the registered holder, as the case may be, in exchange herefor. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment and for all other purposes.

     This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Mortgage of the certificate endorsed hereon.
     IN WITNESS HEREOF, Central Vermont Public Service Corporation has caused this bond to be executed in its name by the manual or facsimile signature of its President or one of its Vice Presidents, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries, this ____ day of _________, ____.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By: ______________________________
    [Vice] President

Attest:

_________________________
[Assistant] Secretary


(FORM OF ENDORSEMENT FOR ALL SERIES RR BONDS)


FOR VALUE RECEIVED                                     hereby sell(s),
assign(s) and transfer(s) unto                           , the within
bond issued by Central Vermont Public Service Corporation, and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said bond on the books of said Company, with full power of substitution in the premises.

Dated:_____________________

______________________________

In the presence of:

______________________________

     NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within bond in every particular, without alteration or enlargement or any change whatever.

     THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED OR SOLD IN CONTRAVENTION OF ANY SUCH LAW.

(FORM OF TRUSTEE'S CERTIFICATE FOR ALL SERIES RR BONDS)

     This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

STATE STREET BANK AND TRUST COMPANY

By: _________________________
    Authorized Officer


RESOLVED: That this Company's First Mortgage Bonds, Series RR (East Barnet), to be issued under said Indenture of Mortgage shall be executed in the name of this Company by the manual or facsimile signature of its President or one of its Vice Presidents and shall have affixed thereto the corporate seal of this Company (which may be facsimile) attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

RESOLVED: That, subject to obtaining the approval of the Vermont Public Service Board, this Board hereby authorizes the issue of $6,015,275.35 in principal amount of said First Mortgage Bonds, Series RR (East Barnet), which series have been determined upon and established at this meeting, to be issued in respect of payment, cancellation, redemption or other discharge of bonds of one or more series theretofore authenticated under any provision of the Indenture of Mortgage, as amended, pursuant to and in conformity with the provisions of said Indenture of Mortgage, as amended, particularly
Section 2 of Article II thereof.

RESOLVED: That this Board of Directors hereby authorizes State Street Bank and Trust Company, Trustee under said Indenture of Mortgage, from time to time to authenticate, on application of the President or any Vice President of this Company, and deliver on the written order of the President or any Vice President, $6,015,275.35 in principal amount of said First Mortgage Bonds, Series RR (East Barnet), in such definitive forms and denominations authorized by resolutions of this Board as he or she may specify, but only upon said State Street Bank and Trust Company, Trustee, being satisfied that all the requirements of Article II of said Indenture of Mortgage, as amended, relating to the issue of bonds in respect of payment, cancellation, redemption or other discharge of bonds of one or more series theretofore authenticated under any provision of the Indenture of Mortgage, as amended, have been complied with and upon the deposit with the Trustee of the documents required under said Article II.

     Resolutions Relating To The Series PP, Series QQ and Series RR
Bonds

WHEREAS, by Section 12 of Article III of the Indenture of Mortgage of this Company to State Street Bank and Trust Company (successor trustee to The First National Bank of Boston, successor trustee to Old Colony Trust Company), Trustee, dated as of October 1, 1929, this Company covenanted "that it will, upon reasonable request, execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purposes of this Mortgage, especially to make subject to the lien hereof any property now owned or hereafter acquired by it, which it is herein provided shall be subject to the lien hereof", and, by Section 1 of Article XVI thereof, it is provided, among other things, that this Company and the Trustee may enter into such indentures supplemental thereto as may be deemed necessary or desirable "to assign, convey, confirm, mortgage, pledge, transfer and set over unto the Trustee, subject to such liens or other encumbrances as shall be therein specifically described, additional property or properties of the Company, for the equal and proportionate benefit and security, except as herein otherwise expressly provided, of the holders and owners of all bonds at any time issued and outstanding under this Mortgage", and "to add to the covenants or agreements of the Company for the protection of the bondholders and of the trust estate", and "to provide the terms and conditions of redemption of the bonds, and/or for a special sinking fund for the retirement of the bonds of any particular series then about to be issued", and "for any other purpose not inconsistent with the terms of this Mortgage and which shall not impair the security of the same",

NOW, THEREFORE, BE IT
RESOLVED: That this Board hereby approves a Forty-First Supplemental Indenture to be dated as of July 19, 1999, setting forth the terms of the Company's First Mortgage Bonds, Series PP (Millstone), Series QQ (Seabrook) and Series RR (East Barnet), and authorizes and directs the President or any Vice President of this Company for the time being in office, each as such officer and as agent of this Company, to execute and seal with the corporate seal of this Company (which shall be attested by the Secretary or an Assistant Secretary of this Company for the time being in office), and deliver to State Street Bank and Trust Company, Trustee, said Supplemental Indenture, substantially in the form presented to this meeting, subject to such changes, insertions and omissions as may be determined and approved by the President or Vice President of this Company executing the same, that such determination and approval are within the authority conveyed by this resolution to be conclusively evidenced by the execution of said Supplemental Indenture on behalf of this Company and such execution being a sufficient identification thereof for all purposes as the Supplemental Indenture hereby authorized.

RESOLVED: That this Company hereby appoints State Street Bank and Trust Company, a Massachusetts trust company, having its principal office in the City of Boston, as the Boston paying agent of this Company for the purpose of paying the interest on this Company's First Mortgage Bonds, Series PP (Millstone), Series QQ (Seabrook) and Series RR (East Barnet), to be issued under and secured by the Mortgage and hereby designates the principal office of said State Street Bank and Trust Company as the office or agency of this Company in Boston, Massachusetts, at which payment may be made to or upon the written order of the holders of the registered bonds of Series PP (Millstone), Series QQ (Seabrook) and Series RR (East Barnet).

RESOLVED: That the officers of this Company and its counsel be and they are, and each of them singly is, hereby authorized to do any and all acts or things and to execute any and all documents necessary or, in the opinion of the officer or officers or counsel so acting, desirable to carry out the purposes of the foregoing resolutions and each of them.

     And I further certify that the foregoing resolutions have not since been amended or rescinded and are now in full force and effect.

     IN WITNESS WHEREOF I have hereunto set my hand as such Secretary and have affixed the corporate seal of said Corporation this 28th day of July 1999.


JOSEPH M. KRAUS
JOSEPH M. KRAUS
Secretary

(Corporate Seal)